UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 E. Geddes Avenue, Suite 500

Englewood, Colorado 80112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RRGB	NASDAQ (Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

Red Robin Gourmet Burgers, Inc. (the “Company”) held its annual meeting of stockholders on May 22, 2025. Of the 17,620,900 shares of common stock issued and outstanding as of the record date, 13,682,200 shares of common stock (approximately 77.65%) were present or represented by proxy at the annual meeting. The vote results for the matters submitted to stockholders are as follows:

Proposal 1. Stockholders elected all nine of the directors nominated by the Company’s board of directors to serve for one-year terms, until our 2026 annual meeting of stockholders or until their successors are duly elected and qualified or until any such director’s earlier resignation or removal:

Name	For	Against	Abstain	Broker Non-Votes	% of Votes Cast
Anthony S. Ackil	9,093,208	106,996	8,874	4,473,122	98.84%
Thomas G. Conforti	9,124,761	75,144	9,173	4,473,122	99.18%
Steven K. Lumpkin	9,124,692	75,213	9,173	4,473,122	99.18%
Christopher Martin	9,123,810	75,995	9,273	4,473,122	99.17%
David A. Pace	9,124,931	75,174	8,973	4,473,122	99.18%
Allison Page	9,082,707	117,247	9,124	4,473,122	98.73%
James C. Pappas	9,129,818	75,136	4,124	4,473,122	99.18%
Nicole Miller Regan	9,125,516	74,639	8,923	4,473,122	99.19%
Anddria Varnado	9,083,585	108,473	17,020	4,473,122	98.82%

Proposal 2. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes	% of Votes Cast
7,808,812	692,971	707,295	4,473,122	91.85%

Proposal 3. Stockholders did not approve the proposal to amend the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) to provide for officer exculpation as permitted by Delaware law, which required the affirmative vote of a majority of the shares outstanding:

For	Against	Abstain	Broker Non-Votes	% of Shares Outstanding
8,547,894	646,584	14,600	4,473,122	48.51%

Proposal 4. Stockholders did not approve the proposal to amend the Certificate of Incorporation to eliminate supermajority vote requirements and make certain administrative amendments, which required the affirmative vote of at least 66 2/3 of the voting power of all shares outstanding:

For	Against	Abstain	Broker Non-Votes	% of Shares Outstanding
9,112,559	84,857	11,662	4,473,122	51.71%

Proposal 5. Stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the Company’s 2025 fiscal year:

For	Against	Abstain	Broker Non-Votes	% of Votes Cast
12,961,832	662,889	57,479	0	95.13%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2025

RED ROBIN GOURMET BURGERS, INC.

By:	/s/ Sarah A. Mussetter
Name:	Sarah A. Mussetter
Title:	Chief Legal Officer